 Filed pursuant to Rule 497(b)
 File No. 333-237253
THE HARTFORD MUTUAL FUNDS, INC.,
ON BEHALF OF THE HARTFORD QUALITY BOND FUND
May 7, 2020
Dear Shareholder:
At a meeting held on February 4-5, 2020, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of The Hartford Quality Bond Fund (the “Acquired Fund”), a series of the Company, with and into The Hartford Total Return Bond Fund (the “Acquiring Fund” and, collectively, with the Acquired Fund, the “Funds”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on July 24, 2020 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equivalent dollar value to your shares in the Acquired Fund, based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”).
After carefully considering the merits of the Reorganization, the Board determined that combining the Funds is in the best interests of each Fund. In connection with the Reorganization, you should note the following:
•
The Reorganization is expected to qualify as a tax-free transaction;

•
The value of your investment will not change as a result of the Reorganization;

•
The shareholders of the Acquired Fund are expected to benefit from lower management fees following the Reorganization; and

•
The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the Funds’ assets in the Reorganization.

The Plan provides for:
•
The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the Valuation Time;

•
The assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•
The distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

Existing shareholders are permitted to purchase additional shares of the Acquired Fund until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. The Acquired Fund was closed to new investors effective as of the close of business on March 31, 2020.
The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus, which contains information about the Acquiring Fund, including its investment objective, strategies, risks, performance, fees and expenses. At the completion of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund. Each Fund has a similar investment objective and some similar principal investment strategies and principal risks, but there are some differences, which are explained in the attached materials.
If you have any questions, please call the Funds at 1-888-843-7824.
Sincerely,
James E. Davey
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS
The questions and answers below provide an overview of key points typically of interest to shareholders regarding a mutual fund reorganization. These questions and answers are intentionally brief to provide a concise summary. The responses are qualified in their entirety by the remainder of the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”), which contains additional information and further details about the reorganization. We encourage you to read the full Information Statement/Prospectus.
General Information About the Reorganization
Q. 1.
Why am I receiving the Information Statement/Prospectus?

A. 1.
The Hartford Quality Bond Fund (the “Acquired Fund”) is being reorganized with and into The Hartford Total Return Bond Fund (the “Acquiring Fund”) (the “Reorganization”). You are receiving this Information Statement/Prospectus because you were a shareholder of the Acquired Fund as of the close of business on April 27, 2020 (the “Record Date”) and so that we can provide you with details about the Reorganization. The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” Each of the Funds is a separate series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”). The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” The Information Statement/Prospectus provides information about the Acquiring Fund that shareholders should know when evaluating the Reorganization. We suggest that you keep the Information Statement/Prospectus for your records and future reference.

Q. 2.
How did the Board of Directors (the “Board”) of the Company reach its decision to approve the Reorganization?

A. 2.
In determining whether to approve the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors. Such factors included, among others: (1) Hartford Funds Management Company, LLC’s (“HFMC”) belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets; (2) the similarities and differences of each Fund’s investment objective, investment strategies, policies and restrictions, investment process, and principal risks; (3) the continuity provided by the fact that the Funds have the same investment manager and sub-adviser; (4) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”) which include provisions that are designed to avoid any dilution of shareholder interests; (5) the estimated costs of the Reorganization and the fact that the Funds will bear brokerage expenses and similar transaction costs incurred in connection with the Reorganization; (6) the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (7) the contractual management fees of the Acquiring Fund are lower than the contractual management fees of the Acquired Fund; (8) the pro forma gross and net operating expenses of each share class of the Acquiring Fund after the Reorganization are estimated to be lower than the current gross and net operating expenses of each corresponding share class of the Acquired Fund; (9) the potentially greater distribution opportunities and portfolio management efficiencies that may benefit each Fund’s shareholders; and (10) alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and would be completed without incurring the costs associated with, holding a special meeting of the Acquired Fund’s shareholders. After careful consideration of these and other factors, the Board determined that the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization. For more information regarding the Board’s considerations in determining to approve the Reorganization, please see the section entitled “REASONS FOR THE REORGANIZATION, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION” in the Information Statement/Prospectus.

Q. 3.
Why are shareholders not being asked to approve the Reorganization?

A. 3.
Under the Company’s Articles of Incorporation and By-Laws, the Reorganization does not require the approval of shareholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by shareholders of an acquired fund would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired fund’s shareholders under applicable provisions of the Investment Company Act of 1940, as amended. The types of differences between an acquired fund and an acquiring fund that would require the approval by the acquired fund’s shareholders for a reorganization generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring fund as compared to the acquired fund. None of the factors requiring a shareholder vote are present in the Reorganization of the Acquired Fund into the Acquiring Fund.
Q. 4.
Who will bear the costs of the Reorganization?

A. 4.
HFMC, and not the Funds, will bear all costs associated with the Reorganization. These costs do not include brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, which typically are Fund expenses.

Q. 5.
How will the Reorganization affect me as a Shareholder?

A. 5.
The Reorganization is expected to occur after the close of business on July 24, 2020 (the “Closing Date”), at which time shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Specifically, shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund that are equal in value to their shares in the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”). The number of shares you receive will depend on the relative net asset value of the Funds’ shares as of the Valuation Time. Thus, although the aggregate net asset value of the shares in your account will be the same immediately after the close of business on the Closing Date, you may receive a greater or lesser number of shares than you currently hold in the Acquired Fund.

In connection with the Reorganization, it is anticipated that all of the Acquired Fund’s derivative positions, including to be announced securities, will be sold prior to the consummation of the Reorganization. Based on assets as of April 21, 2020, these positions accounted for 30% of the portfolio on a gross basis and -2.47% of the portfolio on a net basis (the Acquired Fund a net negative exposure because of the Acquired Fund’s short positions in such derivatives among other factors). It is estimated that the sale of such investments will result in brokerage commissions of approximately $2,600 (or approximately .5 basis points) based on assets as of the same date. These amounts do not take into consideration the sale of portfolio securities associated with meeting redemption requests. All or a portion of the cash and cash equivalents transferred as part of the Reorganization may be reinvested by the Acquiring Fund consistent with its principal investment strategy or remain as cash and cash equivalents held by the Acquiring Fund. The Acquired Fund will declare a final dividend to distribute any undistributed net taxable gains (including any gains with respect to the realignment of its portfolio) prior to the Closing Date. Taking into account unrealized short-term and long-term losses and that there are capital loss carryforwards available to offset realized gains, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $1,946,225 in short-term capital gains (approximately $0.15 per share) and $3,075,594 in long-term capital gains (approximately $0.23 per share) (based on assets as of April 21, 2020). This estimate factors into account anticipated redemptions of Acquired Fund shares that are expected to occur prior to the Reorganization. However, the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. The actual amounts of any distributions and the actual amount of transaction costs may change at the time of the Reorganization based on market conditions and other factors. Please consult your financial or tax advisor for information regarding the tax consequences, if any, applicable to your investment.

Q. 6.
Can I exchange or redeem my Acquired Fund shares before the Reorganization takes place?

A. 6.
Yes. You may exchange your Acquired Fund shares, as described in the Acquired Fund’s prospectus, for shares of another Hartford mutual fund, before the Reorganization takes place. You may also redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. Such transactions will be treated as normal exchanges or redemptions of shares and may be taxable.

Q. 7.
Can I purchase additional shares of the Acquired Fund shares before the Reorganization takes place?

A. 7.
Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. After the Closing Date, shares of the Acquired Fund will no longer be publicly offered or available for purchase. The Acquired Fund was closed to new investors effective as of the close of business on March 31, 2020.

General Information About the Funds
Q. 8.
How comparable are the Funds’ investment objectives and principal investment strategies?

A. 8.
The Funds have similar investment objectives. The Acquired Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk. The Acquiring Fund seeks a competitive total return, with income as a secondary objective.

Each Fund has some similar principal investment strategies, but there are some differences. Each Fund invests in fixed income securities. The Acquired Fund normally invests at least 80% of its assets in investment grade, fixed-income securities. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in bonds that the sub-adviser considers to be attractive from a total return perspective along with current income. While the Acquired Fund is permitted to invest in corporate bonds, the Acquired Fund, unlike the Acquiring Fund, has not historically invested in corporate bonds to a material extent.
Each Fund may use derivatives as part of its principal investment strategy, including futures, options and swaps. The Acquiring Fund also may use forward foreign currency contracts as part of its principal investment strategy.
As part of its principal investment strategy, the Acquiring Fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “high yield” or “junk bonds”). The Acquired Fund does not invest in high yield bonds as part of its principal investment strategy (but may have limited investments in high yield bonds).
As part of its principal investment strategy, the Acquiring Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar denominated securities. The Acquired Fund does not invest in foreign securities as part of its principal investment strategy (but may have limited investments in foreign securities).
For more information regarding each Fund’s principal investment strategies, please see the section entitled “Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions” in the Information Statement/Prospectus.
Q. 9.
How comparable are the Funds’ principal risks?

A. 9.
The Funds have the same principal risks, with the exception of those risks identified immediately below. The principal risks of investing in each Fund are identified in the section entitled “COMPARISON OF THE PRINCIPAL RISKS” in the Information Statement/Prospectus.

The following principal risks are unique to an investment in the Acquired Fund: Repurchase Agreements Risk, Reverse Repurchase Agreements Risk, and Dollar Rolls Risk.

The following principal risks are unique to an investment in the Acquiring Fund: Foreign Investments Risk, Emerging Markets Risk, Currency Risk, Forward Currency Contracts Risk, Liquidity Risk, Event Risk, and High Yield Investments Risk.
Q. 10.
Who are the investment manager and sub-adviser of the Acquiring Fund?

A. 10.
The investment manager of the Acquiring Fund, HFMC, is also the investment manager of the Acquired Fund. The Acquiring Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), is also the sub-adviser of the Acquired Fund. HFMC and Wellington Management will continue to serve as the Acquiring Fund’s investment manager and sub-adviser, respectively, after the closing of the Reorganization.

Q. 11.
Will the Plan result in different expenses for shareholders of the Acquired Fund?

A. 11.
Yes. The Acquiring Fund has different expenses than the Acquired Fund. It is anticipated that, immediately following the Reorganization, shareholders of the Combined Fund will incur lower actual management fees (i.e., the management fee rate payable calculated based on a fund’s asset level) than the shareholders of the Acquired Fund immediately prior to the Reorganization. The gross and net expense ratios of the Combined Fund immediately after the Reorganization are expected to be lower than the corresponding gross and net expense ratios of the Acquired Fund immediately prior to the Reorganization. For more information on fees and expenses, see the section entitled “COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND” in the Information Statement/Prospectus.

Q. 12.
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization?

A. 12.
No. You will not have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization.

Q. 13.
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Acquired Fund?

A. 13.
Although certain classes of the Acquiring Fund are currently closed to certain new investors, after the completion of the Reorganization you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same class of shares and in the manner as you could with respect to the Acquired Fund.

Q. 14.
Will the Reorganization be considered a taxable event for federal income tax purposes?

A. 14.
It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization. Accordingly, neither the Acquired Fund, the Acquiring Fund, nor the shareholders of the Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions described in the Plan. As discussed more fully in response to Question No. 5 above, the Acquired Fund is expected to declare a final dividend to distribute any undistributed net taxable capital gains to its shareholders. The actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. The actual amounts of any distributions and the actual amount of transaction costs may change at the time of the Reorganization based on market conditions and other factors. Please consult your financial or tax advisor for information regarding the tax consequences, if any, applicable to your investment.

Important additional information about the Reorganization is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS
May 7, 2020
The Hartford Mutual Funds, Inc.
690 Lee Road
Wayne, Pennsylvania 19087
(610) 386-4068
We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy
This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) is being furnished to shareholders of The Hartford Quality Bond Fund (the “Acquired Fund”) in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”).
The Plan provides for the following: (1) the transfer of all of the assets of the Acquired Fund to The Hartford Total Return Bond Fund (the “Acquiring Fund”), a separate series of the Company, in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the closing date; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”
The Board believes that the Reorganization is in the best interests of the Funds, and that the interests of the shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is structured as a tax-free transaction for the Acquired Fund and its shareholders. However, this tax treatment does not extend to transactions that occur prior to or after the Reorganization.
The Funds are series of the Company, a Maryland corporation, registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.
This Information Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Acquiring Fund, the Acquired Fund and the Reorganization. It is both an information statement for the Acquired Fund and a prospectus for the Acquiring Fund. A Statement of Additional Information dated May 7, 2020, relating to this Information Statement/Prospectus and the Reorganization has been filed with the SEC and is incorporated by reference into this Information Statement/Prospectus. Additional information is contained in the documents described below, all of which have been filed with the SEC.
Documents:	How to Obtain a Copy:
• The Hartford Total Return Bond Fund Summary Prospectus dated February 28, 2020, as restated May 7, 2020, and as may be further amended, supplemented or restated
This summary prospectus is being mailed with the Information Statement/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus.

Documents:	How to Obtain a Copy:

•
The Funds’ statutory prospectus dated February 28, 2020, as supplemented February 28, 2020, March 25, 2020, April 15, 2020, and May 7, 2020, and as may be further amended, supplemented or restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund)) (the “Prospectus”)

•
Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated February 28, 2020, as supplemented May 7, 2020, and as may be further amended, supplemented or restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund))

These documents are available, without charge, on the Funds’ website at hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.
Each of these documents is incorporated by reference into this Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they relate to the Funds. No other parts of such documents are incorporated by reference herein.

• The Funds’ annual report dated October 31, 2019 (File No. 811-07589)
This document is available, without charge, on the Funds’ website at hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.
You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-1520.
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, information statements, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The SEC maintains an Internet website (at http://www.sec.gov) which contains other information about the Funds.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER FUND HAS AUTHORIZED THOSE REPRESENTATIONS.
THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PLEASE NOTE THAT INVESTMENTS IN THE FUNDS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED BY ANY BANK OR GOVERNMENT AGENCY AND MAY LOSE VALUE. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES.

SYNOPSIS
You should read this entire Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) carefully as well as the summary prospectus for The Hartford Total Return Bond Fund (“Acquiring Fund”), which is enclosed. For additional information, you should consult the Funds’ Prospectus dated February 28, 2020, as may be amended, supplemented or restated (the “Prospectus”); the Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated February 28, 2020, as may be amended, supplemented or restated (the “SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as APPENDIX A.
The Reorganization
At a meeting held on February 4-5, 2020, the Board of Directors (the “Board”) of the Company reviewed a proposal from Hartford Funds Management Company, LLC (“HFMC”) regarding the future of The Hartford Quality Bond Fund (the “Acquired Fund”), given, among other reasons, HFMC’s belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets. For the reasons set forth herein, the Board approved the Plan that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on July 24, 2020 (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equal value to your shares in the Acquired Fund based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange (4:00 pm, Eastern Standard Time) on the Closing Date (“Valuation Time”).
The Plan provides for:
•
the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the Valuation Time;

•
the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•
the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

The Reorganization is expected to be completed after the close of business on the Closing Date based on the net asset value of each Fund’s shares as of the Valuation Time. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. The Acquired Fund was closed to new investors effective as of the close of business on March 31, 2020.
Each shareholder will hold, immediately after the Closing Date, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the Valuation Time. The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. Upon completion of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund, which has a similar investment objective and some similar principal investment strategies and principal risks, but there are some differences, that are explained below.
The Plan provides for the reorganization of the Acquired Fund with and into the Acquiring Fund in exchange for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares issued by the Acquiring Fund. The net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, issued by the Acquiring Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will cease to be a shareholder of that Fund and will instead become a shareholder of the Acquiring Fund. Shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the Valuation Time.
Prior to or at the completion of the Reorganization, the Acquired Fund and the Acquiring Fund will receive a tax opinion from Dechert LLP, legal counsel to the Company, to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Fund or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION — Tax Considerations.”
Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The investment objective of each Fund is similar. The Acquired Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk. The Acquiring Fund seeks a competitive total return, with income as a secondary objective. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.
Each Fund has some similar principal investment strategies, but there are some differences in each Fund’s principal investment strategy that you should consider.
•
Each Fund invests in fixed income securities. The Acquired Fund normally invests at least 80% of its assets in investment grade, fixed-income securities. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in bonds that the sub-adviser, Wellington Management, considers to be attractive from a total return perspective along with current income. While the Acquired Fund is permitted to invest in corporate bonds, the Acquired Fund, unlike the Acquiring Fund, has not historically invested in corporate bonds to a material extent.

•
Each Fund may use derivatives as part of its principal investment strategy, including futures, options and swaps. The Acquiring Fund also may use forward foreign currency contracts as part of its principal investment strategy.

•
As part of its principal investment strategy, the Acquiring Fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “high yield” or “junk bonds”). The Acquired Fund does not invest in high yield bonds as part of its principal investment strategy (but may have limited investments in high yield bonds).

•
As part of its principal investment strategy, the Acquiring Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The Acquired Fund does not invest in foreign securities as part of its principal investment strategy (but may have limited investments in foreign securities).

Each Fund has the same fundamental investment restrictions.

The following comparisons summarize the principal investment strategies of each Fund.
	ACQUIRED FUND	ACQUIRING FUND
Principal Investment Strategies	The Acquired Fund seeks to achieve its investment objective by investing in securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return perspective while providing current income. The Acquired Fund normally invests at least 80% of its assets in investment grade, fixed-income securities. Investment grade securities are securities that are rated investment grade by a nationally recognized statistical rating organization (“NRSRO”), or are considered by Wellington Management to be of equivalent credit quality. The Acquired Fund generally invests a significant portion of its assets in mortgage-related securities, such as agency mortgage-backed securities, non-agency mortgage-backed securities and collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities, although the amount the Acquired Fund invests in such securities may change significantly from time to time based on current market conditions. The Acquired Fund is permitted to invest without limitation in mortgage-backed securities issued by U.S. Government agencies, instrumentalities or sponsored enterprises including the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). The Acquired Fund may invest up to 30% of its net assets in non-agency residential and commercial mortgage-backed securities and asset backed securities, including collateralized loan obligations. The Acquired Fund may invest in both U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities. The Acquired Fund may use reverse repurchase transactions, repurchase agreements and dollar rolls. The Acquired Fund may use derivative instruments, including futures contracts, options, and swaps, to enhance returns, manage portfolio risk or for other investment purposes. The Acquired Fund may trade securities actively and may invest in debt securities of any maturity. The Acquired Fund normally maintains a dollar weighted average duration of between 1 and 8 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Acquired Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Acquired Fund’s interest rate risk. The Acquired Fund may purchase or sell
Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in bonds that the sub-adviser, Wellington Management, considers to be attractive from a total return perspective along with current income. The Acquiring Fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).
Bonds in which the Acquiring Fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities, including collateralized loan obligations; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.
The Acquiring Fund may use derivatives to manage portfolio risk or for other investment purposes. The derivatives in which the Acquiring Fund may invest include, but are not limited to, futures and options contracts, swap agreements and forward foreign currency contracts. Additionally, the Acquiring Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The Acquiring Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the “to be announced” (TBA) market. The Acquiring Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Acquiring Fund may trade securities actively. Although the Acquiring Fund may invest in securities and other instruments of any maturity or duration, the Acquiring Fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Acquiring Fund’s portfolio.
The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions. The portfolio managers may allocate a portion of the Acquiring Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.

	ACQUIRED FUND	ACQUIRING FUND

securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the “to be announced” (TBA) market. The Acquired Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
Prior to the Reorganization, the Acquired Fund plans on engaging in transition management techniques, including selling portfolio investments. During this time, the Fund may not pursue its investment objective and principal investment strategy.

Additional Investment Strategies
In pursuit of its principal investment strategy, the Acquired Fund may also (1) engage in short-selling of “to-be-announced” investments; (2) invest in various types of stripped securities including interest only and principal only securities; (3) enter into bond forwards; (4) invest in variable rate bonds known as “inverse floaters”; (5) invest in other investment companies, including exchange-traded funds; and (6) invest in credit risk transfer securities.
Wellington Management combines top-down analysis of the business cycle and the macro economy with bottom-up research and analysis. Analysis of the business cycle allows the portfolio manager to seek to identify short-term and long-term mispricings of prepayment risk and interest-rate volatility within the mortgage-backed securities market. Bottom-up proprietary credit and structured research is undertaken to identify security selection opportunities in the corporate and structured credit sectors. Wellington Management monitors risk throughout the investment process and managed at the security, sector, and total fund level. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.

The Acquiring Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Acquiring Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. While the Acquiring Fund will not make direct purchases of common stock, from time to time the Acquiring Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Acquiring Fund. In pursuit of its principal investment strategy, the Acquiring Fund also may (1) engage in short-selling of TBA investments; (2) use dollar rolls; (3) enter into bond forwards; (4) invest in other investment companies; (5) invest in exchange traded notes; and (6) invest in credit risk transfer securities.
The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.

The Funds are subject to similar principal risks; however, the degree to which each Fund is subject to any particular investment risk will depend on the extent to which the Fund is invested in a particular security or types of securities that expose the Fund to such risk. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.
Comparison of Fund Classes and Distribution Arrangements
Each Fund offers the same classes of shares, except that the Acquiring Fund also offers Class R6 shares. Class R6 shares are not involved in the Reorganization. Shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund, which will have substantially identical legal characteristics as the corresponding shares of the Acquired Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Each Fund is organized as a series of a Maryland corporation. There are no material differences between the rights of shareholders of a class of shares of the Acquiring Fund and shareholders of a corresponding class of the Acquired Fund. The following chart summarizes the different features of each share class of each Fund.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Class A shares are offered with a front-end sales charge ranging from 4.50% to 0.00% of the Fund’s offering price, depending on the amount invested.	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge of 1.00% on any Class A shares sold. With respect to the Acquiring Fund, if such Class A shares are purchased on or after July 1, 2020, the contingent deferred sales charge imposed on such Class A shares will be reduced from 1.00% to 0.75%.	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I(3)	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6(3) (4)	None	None	None
Class Y(3)	None	None	None
Class F(3)	None	None	None

(1)
As a percentage of the Fund’s average net assets.

(2)
Automatic conversion of Class C shares to Class A shares after ten years, thus reducing future annual expenses (certain exclusions may apply).

(3)
You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions.

(4)
Class R6 shares are not involved in the Reorganization.

Comparison of Buying, Selling, and Exchanging Shares
Although certain classes of the Acquiring Fund are currently closed to certain new investors, after the closing of the Reorganization you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same manner as you could with respect to the Acquired Fund. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan, with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6*	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None

*
Class R6 shares are not involved in the Reorganization.

For more information, please see the “How To Buy And Sell Shares” section of the Funds’ Prospectus. You may sell your shares of each Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
Comparison of Fund Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration frequency of net investment income	Payment frequency of net investment income
Acquired Fund	Monthly*	Monthly
Acquiring Fund	Daily	Monthly

*
Effective April 1, 2020, this changed from Daily to Monthly in connection with the upcoming Reorganization.

Notwithstanding the foregoing, the Company’s Board has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

COMPARISON OF THE PRINCIPAL RISKS
When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that a Fund will achieve its investment objective. Each Fund is subject to certain operational risks and other risks inherent in maintaining an investment in a mutual fund. The table below compares the principal risks of each Fund’s principal investment strategy.
Principal Risks	Acquired Fund	Acquiring Fund

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
	Yes	Yes
Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and the Federal Reserve Board may raise interest rates. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.	Yes	Yes
Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Mortgage-Related and Asset-Backed Securities Risk — Mortgage-related and asset-backed securities represent interests in “pools” of assets. These securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). The value of these securities will be influenced by factors affecting the assets underlying such securities. If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. During periods of difficult or frozen credit markets, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.	Yes	Yes
Collateralized Loan Obligations Risk — Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.	Yes	Yes
To Be Announced (TBA) Transactions Risk — TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.	Yes	Yes
Derivatives Risk — Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.	Yes	Yes
Leverage Risk — Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Swaps Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.	Yes	Yes
Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.	Yes	Yes
Forward Currency Contracts Risk — A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.	No	Yes
Foreign Investments Risk — Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.	No	Yes
Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.	No	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Currency Risk — The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.	No	Yes
High Yield Investments Risk — High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.	No	Yes
U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.	Yes	Yes
Restricted Securities Risk — Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.	Yes	Yes
Call Risk — Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.	Yes	Yes
Liquidity Risk — The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.	No	Yes
Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.	No	Yes
Active Investment Management Risk -The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.	Yes	Yes
Securities Lending Risk — The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Active Trading Risk — Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.	Yes	Yes
Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.	Yes	Yes
Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in the Fund’s net asset value.	Yes	No
Repurchase Agreements Risk — Repurchase agreements involve the purchase of securities held by the Fund with an agreement to resell the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and the risk that the counterparty will not fulfill its obligations under the agreement. In addition, repurchase agreements carry the risk that the market value of the securities purchased may increase above the resell value, which means the Fund would be required to sell the securities back at a price below what they are worth.	Yes	No
Dollar Rolls Risk — The Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.	Yes	No

COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND
THE ACQUIRING FUND
Fees and Expenses
The fees and expenses of each Fund and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below. The fees and expenses of each Fund are based on the fees and expenses of the Funds for the twelve months ended October 31, 2019; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans administered by HFMC. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section of the Funds’ Prospectus. Descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the Funds’ Prospectus. In addition, the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class I, Class Y, or Class F shares. Please contact your financial intermediary for more information regarding whether you may be required to pay a transaction fee or a commission.
Shareholder Fees (fees paid directly from your investment)
	The Hartford Quality Bond Fund (Acquired Fund)			The Hartford Total Return Bond Fund (Acquiring Fund)			The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I, R3, R4, R5, Y and F	A	C	I, R3, R4, R5, Y and F	A	C	I, R3, R4, R5, Y and F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	4.50%	None	None	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(2)	1.00%	None	None(2)	1.00%	None	None(2)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	The Hartford Quality Bond Fund (Acquired Fund)			The Hartford Total Return Bond Fund (Acquiring Fund)			The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I	A	C	I	A	C	I
Management fees	0.40%	0.40%	0.40%	0.29%(3)	0.29%(3)	0.29%(3)	0.29%(3)	0.29%(3)	0.29%(3)
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.25%	1.00%	None	0.25%	1.00%	None
Other expenses	0.29%	0.27%	0.23%	0.19%	0.23%	0.16%(4)	0.18%	0.22%	0.16%(4)
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.95%	1.68%	0.64%	0.74%	1.53%	0.46%	0.73%	1.52%	0.46%
Fee waiver and/or expense reimbursement	0.09%(6)	0.07%(6)	0.03%(6)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.86%(6)	1.61%(6)	0.61%(6)	0.74%	1.53%	0.46%	0.73%	1.52%	0.46%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	The Hartford Quality Bond Fund (Acquired Fund)			The Hartford Total Return Bond Fund (Acquiring Fund)			The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5
Management fees	0.40%	0.40%	0.40%	0.29%(3)	0.29%(3)	0.29%(3)	0.29%(3)	0.29%(3)	0.29%(3)
Distribution and service (12b-1) fees	0.50%	0.25%	None	0.50%	0.25%	None	0.50%	0.25%	None
Other expenses	0.37%	0.32%	0.27%	0.27%	0.21%	0.17%	0.27%	0.20%	0.17%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	1.28%	0.98%	0.68%	1.07%	0.76%	0.47%	1.07%	0.75%	0.47%
Fee waiver and/or expense reimbursement	0.08%(6)	0.03%(6)	0.03%(6)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%(6)	0.95%(6)	0.65%(6)	1.07%	0.76%	0.47%	1.07%	0.75%	0.47%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	The Hartford Quality Bond Fund (Acquired Fund)		The Hartford Total Return Bond Fund (Acquiring Fund)		The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)
Share Classes	Y	F	Y	F	Y	F
Management fees	0.40%	0.40%	0.29%(3)	0.29%(3)	0.29%(3)	0.29%(3)
Distribution and service (12b-1) fees	None	None	None	None	None	None
Other expenses	0.26%(4)	0.15%	0.16%(4)	0.05%	0.16%(4)	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.67%	0.56%	0.46%	0.35%	0.46%	0.35%
Fee waiver and/or expense reimbursement	0.12%(6)	0.11%(6)	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%(6)	0.45%(6)	0.46%	0.35%	0.46%	0.35%

(1)
Reflects pro forma amounts following the Reorganization.

(2)
Investments of $1 million or more of the Acquired Fund will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge. Investments of $1 million or more of the Acquiring Fund will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge if such shares are purchased prior to July 1, 2020, or a 0.75% contingent deferred sales charge if such shares are purchased on or after July 1, 2020.

(3)
“Management fees” have been restated to reflect current fees.

(4)
“Other expenses” have been restated to reflect the estimated transfer agency fees for the current year.

(5)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated expenses.

(6)
Hartford Funds Management Company, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses of the Acquired Fund as follows: 0.85% (Class A), 1.60% (Class C), 0.60% (Class I), 1.19% (Class R3), 0.94% (Class R4), 0.64% (Class R5), 0.54% (Class Y),and 0.44% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example
The examples below are intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. The examples assume that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples for the Acquired Fund reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization, which will be borne by HFMC and not the Funds, or the transaction costs (e.g., brokerage commissions) in connection with portfolio repositioning, which will be borne by the respective Funds. Your actual costs may be higher or lower.

Based on these assumptions, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
	Year 1			Year 3			Year 5			Year 10
Share Classes	A	C	I	A	C	I	A	C	I	A	C	I
The Hartford Quality Bond Fund (Acquired Fund)	$534	$264	$62	$731	$523	$202	$943	$906	$354	$1,556	$1,981	$796
The Hartford Total Return Bond Fund (Acquiring Fund)	$522	$256	$47	$676	$483	$148	$843	$834	$258	$1,327	$1,824	$579
The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)	$521	$255	$47	$673	$480	$148	$838	$829	$258	$1,316	$1,813	$579
	Year 1			Year 3			Year 5			Year 10
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5	R3	R4	R5
The Hartford Quality Bond Fund (Acquired Fund)	$122	$97	$66	$398	$309	$215	$695	$539	$376	$1,538	$1,199	$844
The Hartford Total Return Bond Fund (Acquiring Fund)	$109	$78	$48	$340	$243	$151	$590	$422	$263	$1,306	$942	$591
The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)	$109	$77	$48	$340	$240	$151	$590	$417	$263	$1,306	$930	$591
	Year 1		Year 3		Year 5		Year 10
Share Classes	Y	F	Y	F	Y	F	Y	F
The Hartford Quality Bond Fund (Acquired Fund)	$56	$46	$202	$168	$361	$302	$823	$691
The Hartford Total Return Bond Fund (Acquiring Fund)	$47	$36	$148	$113	$258	$197	$579	$443
The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)	$47	$36	$148	$113	$258	$197	$579	$443

(1)
Reflects pro forma amounts following the Reorganization.

You would pay the following expenses if you did not redeem your shares:
	Year 1			Year 3			Year 5			Year 10
Share Classes	A	C	I	A	C	I	A	C	I	A	C	I
The Hartford Quality Bond Fund (Acquired Fund)	$534	$164	$62	$731	$523	$202	$943	$906	$354	$1,556	$1,981	$796
The Hartford Total Return Bond Fund (Acquiring Fund)	$522	$156	$47	$676	$483	$148	$843	$834	$258	$1,327	$1,824	$579
The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)	$521	$155	$47	$673	$480	$148	$838	$829	$258	$1,316	$1,813	$579

	Year 1			Year 3			Year 5			Year 10
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5	R3	R4	R5
The Hartford Quality Bond Fund (Acquired Fund)	$122	$97	$66	$398	$309	$215	$695	$539	$376	$1,538	$1,199	$844
The Hartford Total Return Bond Fund (Acquiring Fund)	$109	$78	$48	$340	$243	$151	$590	$422	$263	$1,306	$942	$591
The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)	$109	$77	$48	$340	$240	$151	$590	$417	$263	$1,306	$930	$591
	Year 1		Year 3		Year 5		Year 10
Share Classes	Y	F	Y	F	Y	F	Y	F
The Hartford Quality Bond Fund (Acquired Fund)	$56	$46	$202	$168	$361	$302	$823	$691
The Hartford Total Return Bond Fund (Acquiring Fund)	$47	$36	$148	$113	$258	$197	$579	$443
The Hartford Total Return Bond Fund (Acquiring Fund) Pro Forma(1)	$47	$36	$148	$113	$258	$197	$579	$443

(1)
Reflects pro forma amounts following the Reorganization.

Portfolio Turnover
The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year ended on October 31, 2019, the portfolio turnover rate for the Acquired Fund was 59% of the average value of its portfolio. During the most recent fiscal year ended on October 31, 2019, the portfolio turnover rate for the Acquiring Fund was 71% of the average value of its portfolio.
REASONS FOR THE REORGANIZATION, BOARD CONSIDERATIONS AND
BENEFITS OF THE REORGANIZATION
The Reorganization was presented to the Board of the Company for consideration and approval at a meeting held on February 4-5, 2020. In advance of the meeting, the Board requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company (such Directors are referred to as the “Independent Directors”), unanimously approved the Reorganization as set forth in the Plan. In approving the Reorganization, the Board, including all of the Independent Directors, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Directors also were separately assisted by independent legal counsel.
The Company’s Board considered all factors deemed pertinent in its business judgment, including the following:
•
The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the Funds’ assets in the Reorganization.

•
The investment objective of each Fund is similar. The Acquired Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk. The Acquiring Fund seeks a competitive total return, with income as a secondary objective. The Acquired Fund and the Acquiring Fund have the same fundamental investment policies.

•
The Acquired Fund and the Acquiring Fund have some similar principal investment strategies and principal risks, but there are some differences, as explained above. HFMC believes that the similarities between the Funds, including that each Fund normally invests at least 80% of its assets in fixed income securities, outweigh the differences.

•
Each Fund utilizes the same benchmark. The Acquiring Fund outperformed the Acquired Fund for the 1-, 3-, and 5-year periods ended December 31, 2019 and for the calendar years ended 2016 and 2017, but the Acquiring Fund underperformed the Acquired Fund for the calendar years ended 2014, 2015, and 2018.

•
The Acquiring Fund will be the survivor of the Reorganization for accounting and performance purposes.

•
The Acquiring Fund’s management fee schedule provides for lower fee rates than the Acquired Fund at all asset levels. Although the contractual operating expense cap for the Acquiring Fund (which had an expense cap applicable to Class F only) is set to expire in accordance with its terms, the Reorganization is expected to result in lower gross and net operating expenses for shareholders of each class of the Acquired Fund immediately after the consummation of the Reorganization.

•
The Acquired Fund and the Acquiring Fund have the same investment manager, HFMC, and sub-adviser, Wellington Management, but the portfolio managers are different. HFMC will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management after consummation of the Reorganization. The Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Fund shareholders currently receive.

•
The terms and conditions of the Plan, including that the Reorganization will not dilute the interests of the shareholders of the Funds because the Acquired Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their Acquired Fund shares at the time of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION — The Agreement and Plan of Reorganization.”

•
The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION — Tax Considerations.”

•
HFMC anticipates continued net outflows from the Acquired Fund.

•
As of November 30, 2019, affiliated funds of funds and 529 plans administered by HFMC owned approximately 78% of the Acquired Fund. These shareholders have the right to redeem all or a portion of their shares at any time prior to the Reorganization.

•
Michael F. Garrett had announced his plan to withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Acquired Fund.

•
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses, stamp taxes (if any), and other similar transaction costs, which will be borne by the respective Fund, as applicable.

•
The fact that certain assets of the Acquired Fund would be sold in connection with the Reorganization and the estimated costs associated with the sale of such assets. The Acquired Fund may be required to distribute capital gains to its shareholders as a result of such sales.

•
The fact that the Acquired Fund is the smaller fund (approximately $135 million in assets versus approximately $2.2 billion in assets for the Acquiring Fund, as of November 30, 2019) and the nature of the Acquired Fund’s shareholder base. HFMC believes that the Acquiring Fund’s investment strategies potentially will provide for more favorable risk-adjusted returns and lower volatility.

•
The share class structure of the Acquired Fund is identical to that of the Acquiring Fund, except that the Acquiring Fund also offers Class R6 shares.

•
The Reorganization does not require shareholder approval.

•
HFMC believes that the Reorganization provides a better resolution for the Acquired Fund as compared to other options, such as allowing the fund to continue to operate, merging the fund into another fund (including that the Acquiring Fund is a better merger candidate than other Hartford mutual funds identified as potential merger candidates), or liquidating the Acquired Fund.

•
Shareholders of the Acquired Fund will have the opportunity to exchange their Acquired Fund shares for shares of another Hartford mutual fund before the Reorganization takes place and without incurring a sales charge, if they do not wish to participate in the Reorganization and become shareholders of the Acquiring Fund.

•
The Reorganization may result in some potential benefits to HFMC and its affiliates, including cost savings, resulting from managing one Combined Fund rather than two separate Funds because the fixed costs involved with operating the Combined Fund will be spread across a larger asset base following the Reorganization.

MANAGEMENT AND PERFORMANCE OF THE FUNDS
The Investment Manager and Sub-Adviser
The Investment Manager
HFMC is the investment manager to each Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc., a Connecticut-based financial services company. As of December 31, 2019, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $127 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser. HFMC is principally located at 690 Lee Road, Wayne, Pennsylvania 19087. Each Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund’s average daily net assets. The Acquiring Fund’s contractual management fee rates are lower than those of the Acquired Fund.
Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:
Acquired Fund		Acquiring Fund*
AVERAGE DAILY NET ASSETS	ANNUAL RATE	AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4000%	First $500 million	0.3500%
Next $500 million	0.3700%	Next $500 million	0.3000%
Next $4 billion	0.3400%	Next $4 billion	0.2600%
Next $5 billion	0.3300%	Amount Over $5 billion	0.2500%
Amount Over $10 billion	0.3200%

*
From November 1, 2018 through February 28, 2019, the management fee set forth in the investment management agreement with respect to the Acquiring Fund was as follows: 0.3800% of the first $500 million, 0.3300% of the next $500 million, 0.3200% of the next $4 billion, 0.3100% of the next $5 billion, and 0.3000% in excess of $10 billion annually of the Acquiring Fund’s average daily net assets.

For the fiscal year ended October 31, 2019, each Fund paid HFMC the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:
Fund	Effective Management Fee
Acquired Fund	0.40%
Acquiring Fund	0.31%
HFMC has entered into a sub-advisory agreement with Wellington Management to perform the daily investment of the assets of the Funds. For such services, Wellington Management receives compensation from HFMC, not the Funds. A discussion regarding the basis for the Board’s approval of the investment management and investment sub-advisory agreements of each Fund is available in its annual report to shareholders for the fiscal year ended October 31, 2019.
“Manager of Manager” Structure
HFMC and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits HFMC, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with HFMC (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of Acquired Fund have approved the operation of the Fund under any “manager of managers” structure, including under (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of the Acquiring Fund have approved the operation of the Fund under the “manager of managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser, and Wellington Management performs the daily investment of the assets of each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.15 trillion in assets.
The following individuals have responsibility for the day-to-day management of each Fund:
Acquired Fund
Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Garrett joined Wellington Management as an investment professional in 1999. Effective June 30, 2020, Mr. Garrett will no longer serve as a portfolio manager for the Fund. Mr. Garrett’s portfolio management responsibilities will transition to the other portfolio managers in the months leading up to his departure.
Brian Conroy, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2015 and has been involved in securities analysis for the Fund since 2012. Mr. Conroy joined Wellington Management as an investment professional in 2012. Prior to joining Wellington, Mr. Conroy earned his MBA from Harvard Business School in 2012. From 2005 to 2010, he worked at Susquehanna International Group, first as a fixed income trader and then as an equity index derivatives trader.
Cory D. Perry, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2018 and securities analysis for the Fund since 2015. Mr. Perry joined Wellington Management as an investment professional in 2007.
Val Petrov, PhD, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2015 and has been involved in securities analysis for Fund since 2012. Dr. Petrov joined Wellington Management as an investment professional in 2000.
Acquiring Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
The portfolio managers to the Acquiring Fund are expected to serve as the portfolio managers for the Combined Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.
Performance of the Acquired Fund and the Acquiring Fund
The performance information below indicates the risks of investing in each Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com.
With respect to each Fund, the returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.

With respect to each Fund, the bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of the Fund’s benchmark. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Acquired Fund
Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 2.62% (2nd quarter, 2014) Lowest -3.05% (2nd quarter, 2013)
The year-to-date return for the Acquired Fund’s Class A shares (excluding sales charges) as of March 31, 2020 was 3.64%.
Average annual total returns for periods ending December 31, 2019 (including sales charges)
Share Classes	1 Year	5 Years	Since Inception (11/30/12)
Class A – Return Before Taxes	2.20%	1.31%	1.51%
– After Taxes on Distributions	1.19%	0.36%	0.67%
– After Taxes on Distributions and Sale of Fund Shares	1.29%	0.57%	0.78%
Share Classes (Return Before Taxes)
Class C	5.16%	1.46%	1.38%
Class I	7.38%	2.52%	2.44%
Class R3	6.45%	1.97%	1.86%
Class R4	7.18%	2.45%	2.29%
Class R5	7.19%	2.64%	2.51%
Class Y	7.58%	2.64%	2.52%
Class F*	7.41%	2.59%	2.49%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or tases)	8.72%	3.05%	2.66%

*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.

The Acquiring Fund
Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 3.58% (1st quarter, 2019) Lowest -3.28% (2nd quarter, 2013)
The year-to-date return for the Acquiring Fund’s Class A shares (excluding sales charges) as of March 31, 2020 was -0.16%.
Average annual total returns for periods ending December 31, 2019 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.91%	2.22%	3.44%
– After Taxes on Distributions	3.68%	1.03%	2.12%
– After Taxes on Distributions and Sale of Fund Shares	2.88%	1.15%	2.11%
Share Classes (Return Before Taxes)
Class C	7.98%	2.39%	3.14%
Class I	10.23%	3.44%	4.20%
Class R3	9.57%	2.84%	3.60%
Class R4	9.86%	3.15%	3.91%
Class R5	10.58%	3.52%	4.25%
Class R6*	10.27%	3.54%	4.31%
Class Y	10.25%	3.55%	4.32%
Class F*	10.37%	3.53%	4.25%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%

*
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares are not involved in the Reorganization. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.

Index:
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Performance Notes
Prior to January 1, 2013, the Funds were managed by Hartford Investment Financial Services, LLC, an affiliate of HFMC, the Funds’ current investment manager.
Performance information for the Acquiring Fund includes performance of its previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
The Agreement and Plan of Reorganization
The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.
After the Reorganization, each shareholder of the Acquired Fund (“Shareholder”) will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the Valuation Time.
Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.
Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests for the redemption of the Acquiring Fund shares received by the shareholder in the Reorganization.
The Plan requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan in APPENDIX A, which qualifies in its entirety the foregoing summary of the Plan.
Tax Considerations
The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization:
(1)
the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2)
the Shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund solely in exchange for their voting shares of the Acquired Fund pursuant to the Reorganization;

(3)
the Acquired Fund will not recognize gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities pursuant to the Reorganization, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4)
the Acquired Fund will not recognize gain or loss on its distribution of the voting shares of the Acquiring Fund to its Shareholders pursuant to the liquidation of the Acquired Fund;

(5)
the Acquiring Fund will not recognize gain or loss on its acquisition of all of the assets of the Acquired Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(6)
the aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Acquired Fund surrendered in exchange therefor;

(7)
the holding period of the voting shares of the Acquiring Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of the Acquired Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8)
the Acquiring Fund’s basis in the assets of the Acquired Fund received pursuant to the Reorganization will equal the Acquired Fund’s basis in the assets immediately before the Reorganization; and

(9)
the Acquiring Fund’s holding period in the Acquired Fund’s assets received pursuant to the Reorganization will include the period during which the Acquired Fund held the assets (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.
Prior to or at the completion of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP, legal counsel to the Company, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.
At October 31, 2019 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:
Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Acquired Fund	$480,036	$369,387
Acquiring Fund	—	$18,649,030
The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from this. The Acquiring Fund’s ability to use its own capital loss carryovers from prior to the Reorganization, or the capital loss carryovers of the Acquired Fund, if any, to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time. Further, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.
Taking into account unrealized short-term and long-term losses and that there are capital loss carryforwards available to offset realized gains, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $1,946,225 in short-term capital gains (approximately $0.15 per share) and $3,075,594 in long-term capital gains (approximately $0.23 per share) (based on assets as of April 21, 2020). This estimate factors into account anticipated redemptions of Acquired Fund shares that are expected to occur prior to the Reorganization. The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution may be taxable to shareholders for federal income tax purposes.

Expenses of the Reorganization
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses and other similar transaction costs including any stamp tax, which will be borne by the respective Fund, as applicable.
Accounting Survivor
The Acquiring Fund will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Capitalization of the Funds
The following table sets forth the net assets, number of shares outstanding, and net asset value per share, assuming the Reorganization occurred as of April 9, 2020. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Reorganization and assuming the Reorganization occurred as of April 9, 2020. These numbers may differ as of the Closing Date of the Reorganization.
	Quality Bond Fund (Acquired Fund)	Total Return Bond Fund (Acquiring Fund)	Pro Forma Adjustments(1)	Total Return Bond Fund (Acquiring Fund) Pro Forma(2)
Net Assets
Class A	$24,427,684	$1,022,035,655	—	$1,046,463,339
Class C	$12,920,598	$23,568,285	—	$36,488,883
Class I	$19,808,710	$151,923,672	—	$171,732,382
Class R3	$134,864	$4,430,669	—	$4,565,533
Class R4	$12,570	$9,697,742	—	$9,710,312
Class R5	$16,810	$1,689,331	—	$1,706,141
Class R6	N/A	$53,808,531	—	$53,808,531
Class Y	$262,379	$341,227,356	—	$341,489,735
Class F	$99,833,926	$702,894,726	—	$802,728,652
Total Net Assets	$157,417,541	$2,311,275,967	—	$2,468,693,508
Shares Outstanding
Class A	2,336,101	95,492,211	(53,140)	97,775,172
Class C	1,244,093	2,176,726	(51,055)	3,369,764
Class I	1,901,791	14,238,930	(45,305)	16,095,416
Class R3	12,917	402,801	(657)	415,061
Class R4	1,204	889,387	(51)	890,540
Class R5	1,611	155,884	(60)	157,435
Class R6	N/A	5,003,173	N/A	5,003,173
Class Y	25,031	31,672,601	(669)	31,696,963
Class F	9,593,943	66,282,964	(175,648)	75,701,259
Net Asset Value Per Share
Class A	$10.46	$10.70	—	$10.70
Class C	$10.39	$10.83	—	$10.83
Class I	$10.42	$10.67	—	$10.67
Class R3	$10.44	$11.00	—	$11.00
Class R4	$10.44	$10.90	—	$10.90
Class R5	$10.43	$10.84	—	$10.84
Class R6	N/A	$10.75	—	$10.75
Class Y	$10.48	$10.77	—	$10.77
Class F	$10.41	$10.60	—	$10.60

(1)
HFMC and not the Funds will bear all of the costs of the Reorganization (which do not include brokerage commissions or similar transaction costs associated with portfolio repositioning). Accordingly, there are no pro forma adjustments to net assets. Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to the Acquired Fund based on its net asset value per share as of April 9, 2020 relative to the net asset value of the Acquiring Fund. The Reorganization is expected to be completed after close of business on July 24, 2020, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)
Reflects pro forma amounts following the Reorganization.

Form of Organization
The Acquired Fund and the Acquiring Fund are each series of the Company. The Company is a Maryland corporation registered as an open-end management investment company. The Company is governed by its Board, which currently consists of eight (8) directors, seven (7) of whom are not “interested persons” (as defined in the 1940 Act).

GENERAL INFORMATION
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”) served as the Independent Registered Public Accounting Firm for each Fund for its fiscal year ended October 31, 2019. EY was responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. EY is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. PricewaterhouseCoopers LLP has been appointed to serve as the Funds’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2020. PricewaterhouseCoopers LLP is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
Shareholder Reports
Shareholders can find important information about each Fund in its annual report dated October 31, 2019. A free copy of the Annual Report and each Fund’s Prospectus is available on the Funds’ website at hartfordfunds.com/prospectuses.html; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Share Ownership
As of April 27, 2020, to the knowledge of the Company, the directors and officers as a group owned less than 1% of the outstanding shares of each class of the Acquired Fund’s shares. As of April 27, 2020, to the knowledge of the Company, the directors and officers as a group owned less than 1% of the outstanding shares of each class of the Acquiring Fund’s shares. As of April 27, 2020, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B. As of April 27, 2020, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Funds’ investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).
As of April 27, 2020, affiliated funds of funds owned approximately 55.30% of the Acquired Fund. These shareholders have the right to redeem all or a portion of their shares at any time prior to the Reorganization.

FINANCIAL HIGHLIGHTS
The financial highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years has been derived from the financial statements audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm for the periods reflected in the financial highlights below, whose report, along with the Funds’ financial statements and financial highlights, is included in the Funds’ annual report, which is available upon request. Footnotes are located on the last page of these financial highlights.
Acquired Fund

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$9.55	$0.23	$0.68	$0.91	$(0.27)	$—	$—	$(0.27)	$10.19	9.72%	$15,478	0.94%	0.83%	2.34%	59%
C	9.47	0.16	0.67	0.83	(0.17)	—	—	(0.17)	10.13	8.96	9,594	1.67	1.56	1.57	59
I	9.55	0.26	0.68	0.94	(0.32)	—	—	(0.32)	10.17	10.04	5,261	0.63	0.53	2.62	59
R3	9.53	0.20	0.66	0.86	(0.21)	—	—	(0.21)	10.18	9.26	128	1.27	1.16	2.03	59
R4	9.56	0.25	0.68	0.93	(0.31)	—	—	(0.31)	10.18	9.85	12	0.97	0.61	2.58	59
R5	9.56	0.26	0.68	0.94	(0.32)	—	—	(0.32)	10.18	9.99	32	0.67	0.56	2.61	59
Y	9.64	0.27	0.70	0.97	(0.35)	—	—	(0.35)	10.26	10.23	34	0.13	0.02	2.70	59
F	9.56	0.27	0.67	0.94	(0.34)	—	—	(0.34)	10.16	10.17	102,455	0.55	0.44	2.74	59
For the Year Ended October 31, 2018
A	$9.95	$0.21	$(0.38)	$(0.17)	$(0.23)	$—	$—	$(0.23)	$9.55	(1.84)%	$10,117	0.93%	0.82%	2.11%	67%
C	9.87	0.13	(0.38)	(0.25)	(0.15)	—	—	(0.15)	9.47	(2.65)	2,630	1.75	1.60	1.33	67
I	9.95	0.23	(0.37)	(0.14)	(0.26)	—	—	(0.26)	9.55	(1.45)	1,760	0.65	0.54	2.32	67
R3	9.93	0.17	(0.37)	(0.20)	(0.20)	—	—	(0.20)	9.53	(2.18)	196	1.27	1.15	1.79	67
R4	9.96	0.22	(0.37)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.56)	11	1.00	0.63	2.29	67
R5	9.96	0.23	(0.38)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.49)	29	0.67	0.56	2.37	67
Y	10.04	0.24	(0.38)	(0.14)	(0.26)	—	—	(0.26)	9.64	(1.43)	15	0.61	0.54	2.39	67
F	9.96	0.24	(0.37)	(0.13)	(0.27)	—	—	(0.27)	9.56	(1.47)	108,531	0.55	0.44	2.49	67
For the Year Ended October 31, 2017
A	$10.34	$0.16	$(0.20)	$(0.04)	$(0.19)	$(0.16)	$—	$(0.35)	$9.95	(0.35)%	$13,410	1.01%	0.95%	1.59%	94%
C	10.26	0.08	(0.20)	(0.12)	(0.11)	(0.16)	—	(0.27)	9.87	(1.11)	2,558	1.77	1.70	0.82	94
I	10.35	0.18	(0.21)	(0.03)	(0.21)	(0.16)	—	(0.37)	9.95	(0.20)	3,852	0.76	0.70	1.77	94
R3	10.32	0.13	(0.20)	(0.07)	(0.16)	(0.16)	—	(0.32)	9.93	(0.66)	251	1.37	1.25	1.34	94
R4	10.35	0.16	(0.20)	(0.04)	(0.19)	(0.16)	—	(0.35)	9.96	(0.30)	11	1.12	0.91	1.59	94
R5	10.35	0.19	(0.20)	(0.01)	(0.22)	(0.16)	—	(0.38)	9.96	(0.05)	30	0.77	0.65	1.89	94
Y	10.36	0.18	(0.18)	—	(0.16)	(0.16)	—	(0.32)	10.04	0.01	15	0.65	0.60	1.80	94
F(5)	9.94	0.14	0.04	0.18	(0.16)	—	—	(0.16)	9.96	1.80(6)	116,939	0.66(7)	0.55(7)	2.14(7)	94

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%	$14,294	1.04%	0.96%(18)	1.14%	84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70	3,890	1.78	1.71(18)	0.40	84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73	12,254	0.78	0.71(18)	1.40	84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66	198	1.38	1.26(18)	0.57	84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08	24	1.07	0.96(18)	0.75	84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37	45	0.77	0.66(18)	1.05	84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90	93,809	0.67	0.61(18)	1.53	84
For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%	$11,513	1.18%	0.90%	0.43%	20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28	2,453	1.93	1.64	(0.31)	20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37	2,283	0.89	0.61	0.71	20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69	2,082	1.58	1.25	0.07	20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95	2,100	1.28	0.95	0.37	20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32	2,119	0.98	0.65	0.67	20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36	9,547	0.89	0.60	0.72	20
Acquiring Fund

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2019
A	$9.92	$0.30	$0.79	$1.09	$(0.35)	$—	$—	$(0.35)	$10.66	11.24%	$940,594	0.74%	0.74%	2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37	27,334	1.54	1.54	2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49	108,633	0.42	0.42	3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93	4,769	1.08	1.07	2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20	11,476	0.77	0.76	2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80	1,049	0.48	0.48	3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67	40,368	0.35	0.34	3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68	488,228	0.41	0.40	3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58	562,418	0.36	0.36	3.29	71
For the Year Ended October 31, 2018
A	$10.44	$0.28	$(0.48)	$(0.20)	$(0.32)	$—	$—	$(0.32)	$9.92	(1.95)%	$774,821	0.82%	0.82%	2.72%	74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)	30,760	1.61	1.60	1.93	74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)	51,131	0.51	0.51	3.03	74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)	5,000	1.16	1.15	2.38	74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)	11,153	0.85	0.85	2.67	74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)	1,548	0.56	0.56	2.98	74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)	1,678	0.44	0.44	3.11	74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)	449,292	0.48	0.48	3.06	74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)	678,207	0.44	0.44	3.10	74

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2017
A	$10.48	$0.26	$(0.04)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.44	2.19%	$772,486	0.84%	0.84%	2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58	1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62	2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17	2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85	2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55	2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44	2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46	2.96	56
F(5)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36(6)	937,170	0.44(7)	0.44(7)	2.88(7)	56
For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87%(23)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63(23)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60(23)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61(23)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18(23)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86(23)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56(23)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45(23)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45(23)	3.10	41
For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%	2.20%	57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62	1.43	57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59	1.50	57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56	2.60	57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16	1.93	57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84	2.25	57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55	2.57	57
R6(22)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65(6)	10	0.50(7)	0.50(7)	2.61(7)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44	2.67	57

Financial Highlights Footnotes
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(4)
Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.

(5)
Commenced operations on February 28, 2017.

(6)
Not annualized.

(7)
Annualized.

(8)
Reserved.

(9)
Reserved.

(10)
Reserved.

(11)
Reserved.

(12)
Reserved.

(13)
Reserved.

(14)
Reserved.

(15)
Reserved.

(16)
Reserved.

(17)
Reserved.

(18)
Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)
Reserved.

(20)
Reserved.

(21)
Reserved.

(22)
Commenced operations on November 7, 2014.

(23)
Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(24)
Reserved.

(25)
Reserved.

INDEX OF APPENDICES
Appendix A:
Form of Agreement and Plan of Reorganization

Appendix B:
5% Record Owners of Fund Shares as of April 27, 2020

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this        day of            , 2020, among The Hartford Mutual Funds, Inc. (the “Company”), a Maryland corporation, with its principal place of business at 690 Lee Road, Wayne, PA 19087, on behalf of its series, The Hartford Total Return Bond Fund (the “Acquiring Fund”); the Company, on behalf of its series, The Hartford Quality Bond Fund (the “Acquired Fund”); and Hartford Funds Management Company, LLC (for purposes of Section 10.2 only of this Agreement).
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund set forth on Exhibit A (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund set forth on Exhibit A (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.
TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).
1.2.   The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.
1.3.   The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
1.4.   Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.
1.5.   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.
1.6.   Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.
VALUATION

2.1.   The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange on the Closing Date, computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company’s Board of Directors.
2.2.   The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Company’s Board of Directors.

2.3.   The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.
2.4.   All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.
3.
CLOSING AND CLOSING DATE

3.1.   The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously at a time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Company.
3.2.   Prior to the Closing Date, the Company shall issue instructions directing State Street Bank and Trust Company (“Custodian”), to deliver to itself, as Acquiring Fund Custodian, all the Assets of the Acquired Fund held by it as Acquired Fund Custodian as of the Closing Date in proper form. The Acquired Fund may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the Acquiring Fund and in proper form all of the Assets of the Acquired Fund held by the Custodian as of the Closing Date identifying any Assets that could not be transferred. To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.
3.3.   The Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. An officer of the Transfer Agent shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.
3.4.   In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of HFMC or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.
REPRESENTATIONS AND WARRANTIES

4.1.   Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a)   The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)   The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)   The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   On the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;
(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;
(g)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;
(h)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)   The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2019, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP (“EY”), independent registered public accounting firm, included in its report dated December 30, 2019, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)   Since October 31, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
(k)   On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(l)   For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;
(m)   All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
(n)   The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(o)   The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and
(p)   The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
4.2.   Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a)   The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;
(b)   The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(d)   The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;
(f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;
(g)   The Statement of Assets and Liabilities of the Acquiring Fund as of October 31, 2019, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by EY, independent registered public accounting firm, included in its report dated December 30, 2019, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(h)   Since October 31, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;
(i)   On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;
(j)   For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code;
(k)   All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
(l)   The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(m)   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;
(n)   The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and
(o)   The Information Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
5.
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.   The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the Acquired Fund’s portfolio.
5.2.   The Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3.   Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4.   The Company, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.5.   The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.6.   The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.
5.7.   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1.   All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
6.2.   The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the

Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
6.3.   The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and
6.4.   The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1.   All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.2.   The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;
7.3.   The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
7.4.   The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;
7.5.   The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and
7.6.   The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
8.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:
8.1.   The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.   On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3.   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;
8.4.   The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;
8.5.   The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.
9.
INDEMNIFICATION

9.1.   The Company, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.
9.2.   The Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.
10.
BROKERAGE FEES AND EXPENSES

10.1.   The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2.   The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
11.
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.   The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.
11.2.   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.
12.
TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company’s Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.
13.
AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company.
14.
HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.   This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.
14.3.   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE HARTFORD QUALITY BOND FUND
By:

Name:
Title:
THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE HARTFORD TOTAL RETURN BOND FUND
By:

Name:
Title:
With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT COMPANY, LLC
By:

Name:
Title:

EXHIBIT A
Acquired Fund Share Class	Corresponding Acquiring Fund Share Class*
A	A
C	C
I	I
R3	R3
R4	R4
R5	R5
Y	Y
F	F

*
Class R6 shares of the Acquiring Fund are not involved in the Reorganization.

APPENDIX B: 5% RECORD OWNERS OF FUND SHARES AS OF APRIL 27, 2020
To the knowledge of the Funds, as of April 27, 2020, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquiring Fund or Acquired Fund.
Acquiring Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
ATTN MUTUAL FUND ADMINISTRATOR C/O STATE STREET BANK OAKS PA									9.05%
C/O FASCORE LLC GREENWOOD VILLAGE CO				11.65%
C/O RELIANCE TRUST CO WI MITRA & CO FBO NG GREEN BAY WI							6.40%
CAPITAL BANK & TRUST CO TRUSTEE FBO C/O FASCORE LLC GREENWOOD VILLAGE CO				8.40%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA								55.91%
CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TTEE WAYNE PA									6.72%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							5.40%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS** SAINT LOUIS MO	81.85%	31.97%							72.75%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH 401K RETIREMENT SAVINGS GREENWOOD VILLAGE CO							31.64%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH 403B VOLUNTARY SAVINGS P GREENWOOD VILLAGE CO							13.35%
GREAT-WEST TRUST COMPANY LLC TTEE F TRIHEALTH INC EXECUTIVE 457B GREENWOOD VILLAGE CO							7.18%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						15.47%

Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				46.19%	66.98%	30.37%
ICMA RETIREMENT CORPORATION WASHINGTON DC						44.90%
MACKIE SHEA DURNING PC TRUSTEE FBO MACKIE SHEA DURNING PC 401K PSP GREENWOOD VILLAGE CO					8.49%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			15.06%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.06%	19.70%				9.82%	29.97%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		6.00%	9.21%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		17.55%	41.92%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD							10.17%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE SAINT LOUIS MO		6.17%	6.28%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST DTD 2/20/2002 WAYNE PA									9.28%

*
Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

**
May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

Acquired Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	49.77%	6.55%
HARTFORD CONSERVATIVE ALLOCATION FUND WAYNE PA								26.76%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC WAYNE PA					100.00%	67.99%
HARTFORD GROWTH ALLOCATION FUND WAYNE PA								27.64%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA								42.57%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.53%	6.48%	6.98%
MATRIX TRUST COMPANY CUST FBO NASHOBA VALLEY TECH HS SD 403(B) DENVER CO				7.64%
MATRIX TRUST COMPANY CUST FBO PDQ PRINT CENTER 401(K) RETIREMENT DENVER CO				79.83%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			46.85%			32.01%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	5.92%	5.63%	32.41%				95.62%
PRAYED TO BE FRAMED INC HAZELWOOD MO				9.90%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		58.57%	9.53%

*
Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

PART B

The Hartford Mutual Funds, Inc.

690 Lee Road

Wayne, Pennsylvania 19087

Statement of Additional Information

May 7, 2020

This Statement of Additional Information is available to the shareholders of The Hartford Quality Bond Fund (the “Acquired Fund”) in connection with the proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Acquired Fund will be transferred to The Hartford Total Return Bond Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) in exchange for shares of the Acquired Fund. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial information related note, and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference herein:

1.	The Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated February 28, 2020, as supplemented May 7, 2020, and as may be further amended, supplemented or restated (File Nos. 333-02381 and 811-07589) with respect to the information that pertains to the Acquired Fund and Acquiring Fund only; and

2.	The Financial Statements of the Acquired Fund and Acquiring Fund as included in its Annual Report filed for the year ended October 31, 2019 (File No. 811-07589).

This Statement of Additional Information is not a prospectus. A Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated May 7, 2020, relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds, Inc., P.O. Box 219060, Kansas City, MO 64121-9060 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

For additional information, see the Funds’ Annual Report dated October 31, 2019.

PRO FORMA FINANCIAL Information (Unaudited)

The pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared and included in this SAI because, as of April 9, 2020, the net asset value of Acquired Fund does not exceed ten percent (10%) of the net asset value of the Acquiring Fund. The Acquiring Fund will be the accounting survivor.